Exhibit 99.3
SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) is made and entered into as of the 10th day of October, 2014 (the “Effective Date”) by and among the entities listed on the signature page hereto as the “Brogdon Entities”, CHRISTOPHER F. BROGDON, in his individual capacity (“Brogdon”), ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company (“ADK Oklahoma”), ADCARE ADMINISTRATIVE SERVICES, LLC, a Georgia limited liability company (“ADK Admin”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (“ADK”), and HEARTH & HOME OF OHIO, INC., an Ohio corporation (“Hearth & Home”) (hereinafter ADK Oklahoma, ADK Admin, ADK and Hearth & Home are sometimes collectively referred to as the “ADK Entities”).

W I T N E S S E T H:

WHEREAS, the Brogdon Entities and Brogdon on one hand and the ADK Entities on the other hand entered into that certain Agreement dated as of February 28, 2014 as amended by that certain Amendment (the “First Amendment”) dated as of May 15, 2014 (as amended, the “Agreement”); and

WHEREAS, concurrently with the execution of the First Amendment, Brogdon executed in favor of ADK an amended and restated promissory note in the principal amount of$615,986.00 (the “Note”), which Note superseded and replaced that certain promissory note dated February 28, 2014 in the principal amount of $523,663.00; and

WHEREAS, Riverchase Village ADK, LLC, a Georgia limited liability company owned by Brogdon (“Riverchase”), owns that certain assisted living facility located at 1851 Data Drive, Hoover, Alabama 35244 (the “Riverchase Facility”) and owes a principal payment in the amount of $85,000.00 (the “Principal Obligation”) with respect to those certain $520,000.00 The Medical Clinic Board of the City of Hoover First Mortgage Healthcare Facility Revenue Bonds (Riverchase Village ADK, LLC Project, Taxable Series 2010B) (the “Series B Bonds”); and

WHEREAS, ADK is a guarantor of Riverchase’s obligations with respect to the Series B Bonds and in order to preserve ADK’s interest in the sale of the Riverchase Facility as contemplated by the Agreement, ADK has paid and satisfied the Principal Obligation; and

WHERERAS, pursuant to that certain Consulting Agreement dated as of December 31, 2012, as amended by Amendment dated as of December 31, 2012, between Brogdon and ADK (the “Consulting Agreement”), the parties agreed that if the sale of the Riverchase Facility did not occur on or before September 1, 2014, the balance of the consulting fee owed to Brogdon under the Consulting Agreement would be offset against the amount owed by Brogdon under the Note; and

WHEREAS, the sale of the Riverchase Facility did not occur on or before September 1, 2014 and Brogdon and ADK agree that the balance of the consulting fee owed to Brogdon in the amount of $255,000.00 is to be offset against the Note and thereby reduce the principal amount of the Note; and

WHEREAS, Brogdon and ADK agree to further reduce the principal amount of the Note by the amount of the Tax Obligation ($92,323.00) which amount was added to the Note concurrently with the execution of the First Amendment; and

WHEREAS, as of the date of this Amendment, the outstanding principal balance of the Note is $268,663.00; and

WHEREAS, concurrently herewith Riverchase is executing in favor of ADK a promissory note in the principal amount of $177,323.00 (the “Riverchase Note”) (which principal amount is equal to the sum of the $92,323.00 Tax Obligation and the $85,000.00 Principal Obligation paid by ADK on behalf of Riverchase); and

WHEREAS, the Parties desire to further amend the Agreement and amend and restate the Note on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement and the Note as follows:

I.	Amendments to the Agreement.

1.Section 4 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

4.     Outstanding ManagementFees/Lonoke Obligation/Tax Payment.

(a)Outstanding Management Fees/Lonoke Obligation.    Set forth on Exhibit “B” attached hereto is a list of obligations due and owing to the ADK Entities as of the Effective Date (i) from the Brogdon Entities to ADK Oklahoma under the Management Agreements (the “Outstanding Management Fees”) and (ii) from GL Nursing to ADK Admin under that certain agreement dated as of April 2013 (the “Lonoke Agreement”) (the “Lonoke Obligation”).

(b)Tax Payment. ADK has paid to the Jefferson County Tax Collector an amount equal to $92,323.00 (the “Tax Obligation”). Riverchase and Brogdon represent and warrant that $92,323.00 is the full amount owed and payment of such amount to the appropriate tax authority will satisfy all property tax obligations in full.

(c)Debt Service Payment. ADK has paid to BOKF, NA d/b/a Bank of Oklahoma, as trustee, the June 1, 2014 principal payment in the amount of $85,000.00 (the “Principal Obligation”) with respect to those certain $520,000.00 The Medical Clinic Board of the City of Hoover First Mortgage Healthcare Facility Revenue Bonds (Riverchase Village ADK, LLC Project, Taxable Series 2010B).

(d)Outstanding Obligations.    The    term    “Outstanding Obligations” as used in this Agreement shall mean collectively the Outstanding Management Fees, the Lonoke Obligation, the Tax Obligation and the Principal Obligation.

2.Section 7 of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

7. Sale of Riverchase Facility.    Riverchase is the owner of that certain assisted living facility located at 1851 Data Drive, Hoover, Alabama 35244 (the “Riverchase Facility”). Riverchase and Brogdon agree that upon the closing of the sale of the Riverchase Facility to an arms-length third party purchaser at any time and regardless of whether Hearth & Home has exercised the Option, the Net Sales Proceeds (as hereinafter defined) shall be distributed in the following order:

(a)Net Sales Proceeds in the amount of $177,323.00 shall be paid to ADK to satisfy the Riverchase Note;

(b)	One-half of the Net Sales Proceeds shall be paid to ADK;

(c)The remaining Net Sales Proceeds shall be paid to ADK to satisfy the Outstanding Obligations and interest (if any) then due under the Note with such payment to be applied in the order of scheduled amortization under the Note; and

(d)	The balance of Net Sales Proceeds shall be paid to ADK.

For purposes hereof, “Net Sales Proceeds” shall mean the gross purchase price for the sale of the Riverchase Facility to an arms-length third party purchaser minus (i) all secured indebtedness of Riverchase and (ii) usual and customary closing costs required to deliver good and marketable title to the purchaser of the Facility but specifically excluding any operating or working capital.

Notwithstanding any provisions hereof, if the closing of the sale of the Riverchase Facility does not occur on or before December 31, 2014, then a payment of principal under the Note equal to the Tax Payment shall be due and payable on or before January 31, 2015.

II.	Miscellaneous.

1.All capitalized but undefined terms used herein shall have the meanings ascribed to them in the Agreement as amended.

2.Except as modified hereby, all terms and conditions of the Agreement are and shall remain in full force and effect.

[Signature on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.

BROGDON ENTITIES:

BAN NH, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

SENIOR NH, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

OAK LAKE, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

KENMETAL, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

LIVING CENTER, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

MEEKER NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

MCL NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HARRAH WHITES MEADOWS NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

MEEKER PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

McLOUD PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

HARRAH PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

GL NURSING, LLC

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

BROGDON:

/s/ Christopher F. Brogdon
Christopher F. Brogdon, individually

ADK ENTITIES:

ADCARE OKLAHOMA MANAGEMENT, LLC

By:	/s/ David A. Tenwick
Name:	David A. Tenwick
Title:	Manager

ADCARE ADMINISTRATIVE SERVICES, LLC

By:	/s/ David A. Tenwick
Name:	David A. Tenwick
Title:	Manager

HEARTH & HOME OF OHIO, INC.

By:	/s/ David A. Tenwick
Name:	David A. Tenwick
Title:	Manager

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ David A. Tenwick
Name:	David A. Tenwick
Title:	Chairman